SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):     July 15, 2002

BAY VIEW SECURITIZATION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-16233	93-1225376

State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

c/o Bay View Bank 1840 Gateway Drive San Mateo, California		94404

Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code:     (650) 294-6650

(Former name, former address, and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Signatures
Exhibit 99.1

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1                  Monthly Servicer’s Reports dated June 30, 2002

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

	BY:		BAY VIEW 1999 LG-1 AUTO TRUST BAY VIEW 2000 LJ -1 AUTO TRUST BAY VIEW SECURITIZATION CORPORATION ORIGINATOR OF TRUST

Dated: July 15, 2002		By:	/s/ Brian Smith

Brian Smith First Vice President, Controller